EXECUTIVE CONVERTIBLE DEBENTURE
                  PURCHASE AND LOAN AGREEMENT

          THIS AGREEMENT, made as of the 29th day of August, 1996
(the "Agreement"), by and between the individual signatory at the end of this Agreement (the "Employee") and Legg Mason, Inc., a
Maryland corporation (the "Company").

                            RECITALS

          The Employee is a key employee of the Company or one of its subsidiaries. In recognition of the service and value of the Employee and pursuant to the Legg Mason, Inc. 1996 Equity Incentive Plan (the "Plan"), the Company wishes to sell to the Employee on the terms and conditions set forth herein an Executive Convertible Subordinated Debenture. The Employee wishes to purchase the Debenture and to borrow certain funds from the Company in order to purchase the Debenture. The committee responsible for administration of the Plan (the "Committee") has determined that it would be in the best interest of the Company to retain the services of the Employee and that the advance of the funds so requested for the purpose of purchasing the Debenture will provide an important incentive to, and assist in the retention of, the Employee. Accordingly, the Committee has authorized the making of such loan on the terms and conditions set forth herein.

          Now, therefore, in consideration of the mutual covenants and agreements herein contained, and other good and valuable consideration, it is agreed as follows:

     1. The Company does hereby sell to the Employee, and the Employee hereby purchases from the Company, at a price of 100% of the principal amount thereof, an Executive Convertible Subordinated Debenture, in the form attached hereto as Exhibit A (the "Debenture") in the principal amount specified at the end of this Agreement.

     2. The Company hereby agrees to lend to the Employee, and the Employee hereby agrees to borrow from the Company the amount specified at the end of this Agreement (the "Loan"). The Loan shall be evidenced by a Note in the form attached hereto as Exhibit B. The Note shall be secured by a Pledge Agreement in the form attached hereto as Exhibit C.

     3. The Company represents and warrants to the Employee that this Agreement and the Debenture have been duly authorized by its Board of Directors and the Committee pursuant to the Plan and constitute the legal, valid and enforceable obligations of the Company.

     4. The Employee represents and warrants to the Company that the Debenture is being purchased for the Employee's own account for the purpose of investment and with no view to the redistribution thereof. The Company and the Employee understand that neither the Debenture purchased and sold pursuant to the terms of this Agreement, nor the Common Stock into which the Debenture is convertible, has been registered under the Securities Act of 1933, as amended (the "Act") and has been offered and sold by the Company to the Employee in an exempt transaction pursuant to Section 4(2) of the Act. In this connection, it is understood and agreed that the Debenture to be delivered to the Employee shall bear the following legend:

          "This Debenture and the Common Stock into which it is convertible have not been registered under the Securities Act of 1933, as amended (the "Act") and may not be sold or otherwise transferred without registration under the Act or the favorable prior opinion of counsel for the Company that such registration is not required. This Debenture has been issued pursuant to a certain
          Executive Convertible Debenture Purchase and
          Loan Agreement by and between the registered holder hereof and the Company dated as of August 29, 1996, to which reference is made."

5. The Employee represents and warrants to the Company that he or she is a person (1) whose individual net worth, or joint net worth with his or her spouse, at the time of purchase of the Debenture exceeds $1,000,000, or (2) who had individual income in excess of $200,000 in each of the two most recent years or joint income with his or her spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

     6. The Company shall forgive twenty-five percent (25%) of the initial principal amount of the Loan at the end of each of the first four anniversaries of the Employee's employment by the Company or a subsidiary of the Company.

     7. It shall constitute a default under this Agreement and the Note issued pursuant hereto if the principal or any interest on the Note is not paid when due and payable or if the Employee shall, FOR ANY REASON, cease to be employed by the Company or one of its subsidiaries or affiliates. In the event of such a default, the Company may declare all unpaid and previously unforgiven principal of and interest on the Note to be immediately due and payable and, in such event the Company shall be entitled, in addition to exercising its rights under the Pledge Agreement, to all other remedies available at law. Notwithstanding the foregoing, if the Employee shall cease to be so employed by reason of death, disability (as defined in the Company's then applicable long-term disability plan) or retirement in accordance with the Company's then applicable retirement plan, the Company may not declare the unpaid principal and interest on the Note to be due and payable prior to the last day of the seventh month following such death, disability or retirement.

     8. Any dispute or disagreement which shall arise under, or as a result of, or pursuant to, this Agreement shall be determined by the Committee in its absolute and sole discretion, and any such determination or any other determination by the Committee under or pursuant to this Agreement and any interpretation by the Committee of the terms of this Agreement, shall be final, binding and conclusive on all persons affected thereby.

     9. Nothing in this Agreement shall be construed to constitute or to be evidence of an agreement or understanding, express or implied, on the part of the Company to employ or retain the Employee for any specific period of time.

     10. The invalidity of any provision of this Agreement shall not affect the validity of any other provision of this Agreement.

          11. This Agreement shall be governed by the laws of the State of Maryland, other than the conflicts of laws provisions thereof, and shall be binding upon and inure to the benefit of the Company and its successors and assigns and the Employee and his or her heirs, personal representatives and assigns. This

Agreement may not be amended except in writing.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first herein written.

                              Legg Mason, Inc.


                              By: /s/ Theodore S. Kaplan
                                  Theodore S. Kaplan
                                  Senior Vice President


                              Robert A. Frank


                              /s/ Robert A. Frank



          Aggregate principal amount of Debenture:  $535,000
          Aggregate principal amount of Note:  $535,000

                                                        Exhibit A


               This Debenture and the Common Stock into which it is convertible have not been registered under the Securities Act of 1933, as amended
          (the "Act") and may not be sold or otherwise transferred without registration under the Act or the favorable prior opinion of counsel for the Company that registration is not required.
          This Debenture has been issued pursuant to a certain Executive Convertible Debenture
          Purchase and Loan Agreement by and between the registered holder hereof and the Company dated as of August 29, 1996, to which reference is made.


                        LEGG MASON, INC.
     Executive Convertible Subordinated Debenture Due 2000


No. 96,001                                   Baltimore, Maryland
$535,000                                     August 29, 1996

     Legg Mason, Inc., a Maryland corporation, (the "Company") for value received, hereby promises to pay to Robert A. Frank (the "Employee") the principal amount of $535,000 on August 29, 2000, with interest on the unpaid balance of such principal amount at the rate of seven percent (7%) per annum from the date hereof, payable annually on each anniversary of the date hereof, at conversion (but only on the principal amount of the Debenture being converted) and at maturity, until such unpaid balance shall become due and payable (whether at maturity or at a date fixed for prepayment or by declaration or otherwise). Payments of principal and interest on this Debenture shall be made in lawful money of the United States of America at the principal office of the Company in the City of Baltimore and State of Maryland, or at such other office or agency as the Company shall have designated by written notice to the holder of this Debenture.

     Conversion. On and subject to the terms and conditions set forth below, all or any part of the unpaid principal amount of this Debenture may be converted into Common Stock of the Company at the price of $30.25 per share or, in case an adjustment of such price has taken place, then at the price as last adjusted and in effect at the date of the conversion (such price or such price as last adjusted, as the case may be, being referred to herein as the "Conversion Price"). No part of this Debenture may be converted prior to August 29, 1997. Thereafter, at the election of the holder, fifty percent (50%) of the original principal amount shall be convertible into shares of Common Stock of the Company on and after August 29, 1997; and one hundred percent (100%) of the principal amount shall be convertible into shares of Common Stock of the Company on and after August 29, 1998. If prior to August 29, 1998, the Employee shall cease to be a full-time employee of the Company or any subsidiary of the Company by reason of (i) the Company's termination of the Employee's employment without Cause, as defined below, or (ii) his or her death, disability (as defined in the Company's then applicable long-term disability plan) or retirement in accordance with the terms of the Company's then applicable retirement plan, the Employee or his or her estate or the person to whom this Debenture passes by will or by the laws of descent and distribution shall be entitled to convert 100% of the principal amount at any time within seven months after the later of (i) such termination of employment or (ii) the date which is 30 days after the 1997 annual meeting of the stockholders of the Company, provided this Debenture has not been prepaid by the Company prior to such date. Upon any conversion, the holder hereof shall deliver to the Company a conversion notice which states that, to the extent this Debenture is pledged to secure any indebtedness of the Employee, a percentage of such indebtedness, equal to the percentage of this Debenture being converted, has been paid in full and discharged.

     Promptly after a conversion of any portion of this Debenture, the Company shall issue and deliver to the holder effecting such conversion, registered in the name of such holder, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion and this Debenture (or the specified portion hereof) shall immediately be cancelled. No fractional shares shall be issued and no payment or adjustment shall be made upon any conversion on account of any accrued interest on the Debenture or any cash dividends on the Common Stock issued upon such conversion. If any fractional interest in a share of Common Stock would be deliverable upon such conversion, the Company shall, in lieu of delivering the fractional share therefor, pay to the holder an amount in cash equal to the then current Market Price of such fractional interest.

     If and whenever after the date hereof, the Company shall issue or sell any shares of Common Stock (except upon conversion of any securities outstanding at such date or pursuant to any employee benefit plan approved by the stockholders of the Company, its Board of Directors or any committee thereof before or after such date) without consideration or for a consideration per share less than an amount equal to 95% of the Market Price at the time of such issue or sale, the Conversion Price shall be reduced to a price (calculated to the nearest cent) determined by multiplying the Conversion Price in effect immediately prior to the time of such issue or sale by a fraction, (i) the numerator of which shall be the sum of the aggregate number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the Market Price immediately prior to such issue or sale, plus the aggregate consideration, if any, received by the Company upon such issue or sale, and (ii) the denominator of which shall be the product of the aggregate number of shares of Common Stock outstanding immediately after such issue or sale, multiplied by the Market Price immediately prior to such issue or sale.

     As used in this Debenture, Market Price shall mean the average of the daily closing prices for 10 consecutive business days prior to the day as of which Market Price is being determined. The closing price for each day shall be the last reported sale price on the New York Stock Exchange, or in case no such reported sale takes place on such day, the average of the reported closing bid and asked quotations in such system, or, if the Common Stock ceases to be listed on the New York Stock Exchange, the last reported sale price regular way in the over the counter market, or if no such quotations are available, the fair market price as determined by the Board of Directors of the Company (whose determination shall be conclusive).

     No adjustment of the Conversion Price, however, shall be made in an amount less than $.25 per share (such amount to be appropriately adjusted in the event of a stock dividend on the outstanding shares of Common Stock or a subdivision combination), but any such lesser adjustment shall be carried forward and shall be made at the time of and together with the next subsequent adjustment which together with any adjustments so carried forward shall amount to $.25 (as adjusted) per share or more.

     In case at any time the Company shall declare a dividend or make any other distribution upon any class or series of its stock payable in shares of Common Stock or securities convertible into Common Stock, any shares of Common Stock or securities convertible into Common Stock, as the case may be, issuable in payment of such dividend or distribution shall be deemed to have been issued or sold without consideration.

     In case the Company shall at any time subdivide its outstanding shares of Common Stock into a greater number of shares, the Conversion Price in effect immediately prior to such subdivision shall be proportionately reduced, and conversely, in case the outstanding shares of Common Stock shall be combined into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

     In case at any time the Company shall be a party to any transaction (including, without limitation, a merger, consolidation, sale of all or substantially all of the Company's assets, liquidation or recapitalization of the Common Stock) in which the previously outstanding Common Stock shall be changed into or exchanged for different securities of the Company (other than by subdivision or combination of its outstanding shares of Common Stock by reason of which an adjustment is made under the preceding paragraph) or common stock or other securities of another corporation or interests in a noncorporate entity or other property (including cash) or includes or involves any extraordinary dividend or spin-off of assets, the Board of Directors shall by resolution prescribe such adjustment of the Conversion Price as it believes to be equitable and fair to the holder hereof. Such determination shall be final and binding on the holder.

     Each certificate representing shares of Common Stock issued upon the conversion of this Debenture or in substitution or upon transfer thereof may, as determined appropriate by the Company, be stamped or otherwise imprinted with a legend in substantially the following form:

          "The shares represented by this certificate have not been registered under the Securities
          Act of 1933 and may not be transferred in the absence of such registration or an exemption therefrom under such Act."

     Prepayment. This Debenture shall be prepaid by the Company to the extent not previously converted, at the unpaid principal amount hereof plus accrued and unpaid interest to the prepayment date, 30 days after the Employee has ceased, for any reason, to be a full-time employee of the Company or a subsidiary or affiliate thereof, except that if such reason shall be the Company's termination of the Employee's employment without Cause, as defined below, or the death, disability (as defined in the Company's then applicable long-term disability plan) or retirement in accordance with terms of the Company's then applicable retirement plan, such prepayment shall be on the last day of the seventh month following the later of (i) such termination of employment or, (ii) the date which is 30 days after the 1997 annual meeting of the stockholders of the Company.

     In the event of the bankruptcy or insolvency of the holder hereof, the Company covenants that it will, upon request of the holder (or any pledgee) hereof, purchase this Debenture at the principal amount hereof plus any interest accrued and unpaid to the date of such purchase.

     Subordination. The indebtedness represented by this Debenture and the payment of the principal hereof and interest hereon is expressly subordinated in right of payment to the prior payment in full of all Senior Debt (hereinafter defined).

     Upon any distribution of assets of the Company upon any dissolution, winding up, liquidation or reorganization of the Company, whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of the Company or otherwise,

          (a) the holders of all Senior Debt shall be first entitled to receive payment in full of the principal thereof (and premium, if any) and interest due thereon, or provision shall be made for such payment in money or money's worth, before the holders of this Debenture shall be entitled to receive any payment on account of the principal of or interest on the indebtedness evidenced by this Debenture;

          (b) any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities, to which the holders of this Debenture would be entitled except for the provisions hereof shall be paid or delivered by the person making such payment or distribution, whether a trustee in bankruptcy, a receiver or liquidating trustee or otherwise, directly to the holders of Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably accordingly to the aggregate amounts remaining unpaid on account of the Senior Debt held or represented by each, to the extent necessary to make payment in full of all Senior Debt remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Debt; and

          (c) in the event that, notwithstanding the foregoing, any payment by, or distribution of assets of, the Company of any kind or character, whether in cash, property or securities shall be received by the holder of this Debenture before all Senior Debt is paid in full, such payment or distribution shall be held in trust for the benefit of, and shall be paid over to the holders of such Senior Debt or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Debt may have been issued, ratably as aforesaid, for application to the payment of all Senior Debt remaining unpaid until all such Senior Debt shall have been paid in full, after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Debt.

          Subject to the payment in full of all Senior Debt, the holder of this Debenture shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Company applicable to the Senior Debt until all amounts owing on this Debenture shall be paid in full, and, as between the Company, its creditors (other than holders of Senior Debt) and the holders of this Debenture, no such payment or distribution made to the holders of Senior Debt by virtue of the provisions hereof which otherwise would have been made to the holder of this Debenture shall be deemed to be a payment by the Company on account of the Senior Debt, it being understood that the provisions hereof are and are intended solely for the purpose of defining the relative rights of the holder of this Debenture, on the one hand, and the holders of the Senior Debt, on the other hand.

     Events of Default; Acceleration. If any of the following conditions or events ("Events of Default") shall occur for any reason whatsoever (and whether such occurrence shall be voluntary or involuntary or come about or be effected by operation of law or otherwise) and be continuing:

          (a) there shall be any default in the payment of the principal of this Debenture, when the same becomes due and payable, whether at the stated maturity or at a date fixed for prepayment or by declaration or otherwise; or

          (b) there shall be any default in the payment of any interest on this Debenture, for more than ten days after the same becomes due and payable; or

          (c) there shall be any default in the performance of or compliance with any covenant contained herein and such default shall not have been remedied within 30 days after written notice thereof shall have been received by the Company from the holder of this Debenture; or

          (d)  the Company or Legg Mason Wood Walker,
     Incorporated (i) shall make an assignment for the benefit of creditors, or (ii) shall be generally not paying its debts as they become due, or (iii) shall commence a case under the Federal bankruptcy laws, or
     (iv) shall file any petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any present or future statute, law or regulation, or (v) shall file any answer admitting or not contesting the material allegations of a petition filed against such corporation in any such proceeding, or (vi) shall seek or consent to or acquiesce in the appointment of any trustee, custodian, receiver or liquidator of such corporation or of all or any part of the properties of such corporation, or (vii) shall take any action for the purpose of any of the foregoing; or

          (e) without the consent or acquiescence of the Company or Legg Mason Wood Walker, Incorporated, an order shall be entered constituting an order for relief or approving a petition for relief or reorganization or any other petition seeking any reorganization, arrangement, composition, readjustment, liquidation, dissolution or other similar relief under any present or future statute, law or regulation, or if any such petition shall be filed against any such corporation and such petition shall not be dismissed within 30 days, or if, without the consent or acquiescence of any such corporation, an order shall be entered appointing a trustee, custodian, receiver or liquidator of such corporation or of all or any part of the properties of such corporation and such order shall remain unstayed and in effect for more than 30 days;

then, and in any such event, the holder hereof (which term shall include any pledgee hereof) may at any time thereafter (unless all defaults shall theretofore have been remedied) at his or her option, by written notice or notices to the Company, declare this Debenture to be due and payable, whereupon the same shall forthwith mature and become due and payable, together with interest accrued thereon, without presentment, demand, protest or further notice, all of which are hereby waived.

     Any accounting terms used herein and not otherwise defined shall have the meaning assigned to them by generally accepted accounting principles. For purposes of this Debenture, "Senior Debt" means the principal of, premiums (if any) and interest on any and all indebtedness of the Company for borrowed money (other than indebtedness represented by debentures substantially identical to this Debenture now or hereafter issued to employees of the Company or any of its affiliates) outstanding on the original issue date of this Debenture, or thereafter incurred, unless by the terms of the instrument evidencing or securing such debt or by valid agreement it is so provided that such debt is not senior in right of payment to this Debenture.

     The term "Cause" as used herein shall mean (i) failure by the Employee to perform the Employee's duties or follow the reasonable directions of the Board of Directors of the Company;
(ii) fraud, embezzlement, misappropriation; or any gross or wilful misconduct of the Employee in connection with his employment by the Company; (iii) the Employee being adjudicated a bankrupt, making an assignment for the benefit of creditors, being declared insolvent or otherwise availing Employee (except as a creditor) of any bankruptcy or insolvency law, whether now or hereafter enacted; (iv) any violation of any statutory or common law fiduciary duty or duty of loyalty to the Company or any of the Company's clients; (v) any finding or adjudication by a court, government agency or regulatory authority (including, without limitation, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and any state securities commission) that the Employee has violated any law, rule or regulation relating to the regulation of investment advisers or securities, which finding or adjudication, in the reasonable judgment of the Board, could have a significant adverse effect on the reputation or business of the Company or any of its affiliates; (vi) any order, judgment or decree (whether entered by consent or after trial or adjudication) of any court, government agency or regulatory authority which censures or imposes any sanctions on the Employee in connection with investment broker, investment advisory or securities related activities or which enjoins, bars, suspends or otherwise limits the Employee from acting as a securities analyst, securities broker, investment adviser, an advisory affiliate or associated person of a securities broker-dealer or of an investment adviser, or from engaging in any activity in connection with the purchase or sale of securities; (vii) the reasonable determination by the Board that the Employee has committed an act which, in the Board's reasonable opinion, after investigation, is reasonably likely to lead to any such order, judgment or decree; (viii) substance abuse; or (ix) conviction of a criminal offense punishable by imprisonment (whether or not the Employee is, in fact, imprisoned) or the entry of a guilty plea in any such proceeding.

     Except as specifically permitted by the Company in its sole discretion, this Debenture is not transferable by the holder otherwise than by will or the laws of descent and distribution. No assignment or transfer of this Debenture, or of the rights represented, whether voluntary or involuntary, by operation of law or otherwise, except with the specific consent of the Company or by will or the laws of descent and distribution, shall vest in the assignee or transferee any interest or right herein whatsoever.

     This Debenture is made and delivered in the City of Baltimore, State of Maryland, and shall be governed by the laws of the State of Maryland, other than the conflict of laws provisions thereof.

                                   Legg Mason, Inc.



                                   By:

                                                       Exhibit B


                              NOTE

$535,000                                      Baltimore, Maryland
                                                August 29, 1996


     FOR VALUE RECEIVED, the undersigned (the "Borrower"), an employee of a subsidiary of Legg Mason, Inc. (the "Company"), promises to pay to the order of the Company, at the offices of the Company in Baltimore, Maryland, the principal sum of FIVE HUNDRED THIRTY FIVE THOUSAND DOLLARS ($535,000), with interest on the unpaid balance hereof from the date hereof until paid in full at the rate of seven percent (7%) per annum.

     This Note has been issued pursuant to the Legg Mason, Inc. 1996 Equity Incentive Plan (the "Plan") and an Executive Convertible Debenture Purchase and Loan Agreement of even date herewith, by and between the Borrower and the Company, to which reference is made for further description of the rights and obligations specified herein and of certain other rights and obligations of the Borrower and the Company which affect the terms and provisions of this Note.

     Interest on the unpaid balance hereof shall be paid on the first anniversary of the date hereof, and, thereafter, on each succeeding anniversary of the date hereof and at maturity, until the principal of this Note shall be paid in full.

     The principal sum outstanding hereunder and all accrued and unpaid interest thereon shall be due and payable on August 29, 2000. Twenty-five percent (25%) of the initial principal amount due hereunder, together with accrued interest thereon, shall be forgiven at the end of each of the first four anniversaries of the Employee's employment by the Company or a subsidiary of the Company.

     Prepayment of principal may be made in the sole discretion of the Borrower in whole or in part, at any time or from time to time, without penalty.

     It shall constitute a default under this Note if the principal or any interest thereon is not paid when due and payable or if the Borrower shall, FOR ANY REASON, cease to be employed by the Company or one of its subsidiaries or affiliates. Upon any default by the Borrower hereunder that shall remain uncured after ten (10) days written notice from the Company to the Borrower, the Company may declare the unpaid and previously unforgiven principal sum of this Note, together with all accrued and unpaid interest to be due and immediately payable. Notwithstanding the foregoing, if the Borrower shall cease to be so employed by reason of the Company's termination of the Employee's employment without Cause, as defined below, or the death, disability (as defined in the Company's then applicable long-term disability plan) or retirement in accordance with the Company's then applicable retirement plan, the Company may not declare the unpaid principal sum of this Note, together with all accrued and unpaid interest, to be due and payable prior to the last day of the seventh month following the later of (i) such termination of employment or (ii) the date which is 30 days after the 1997 annual meeting of the stockholders of the Company.

     The term "Cause" as used herein shall mean (i) failure by the Employee to perform the Employee's duties or follow the reasonable directions of the Board of Directors of the Company;
(ii) fraud, embezzlement, misappropriation; or any gross or wilful misconduct of the Employee in connection with his employment by the Company; (iii)the Employee being adjudicated a bankrupt, making an assignment for the benefit of creditors, being declared insolvent or otherwise availing Employee (except as a creditor) of any bankruptcy or insolvency law, whether now or hereafter enacted; (iv) any violation of any statutory or common law fiduciary duty or duty of loyalty to the Company or any of the Company's clients; (v) any finding or adjudication by a court, government agency or regulatory authority (including, without limitation, the United States Securities and Exchange Commission, the National Association of Securities Dealers, Inc., and any state securities commission) that the Employee has violated any law, rule or regulation relating to the regulation of investment advisers or securities, which finding or adjudication, in the reasonable judgment of the Board, could have a significant adverse effect on the reputation or business of the Company or any of its affiliates; (vi) any order, judgment or decree (whether entered by consent or after trial or adjudication) of any court, government agency or regulatory authority which censures or imposes any sanctions on the Employee in connection with investment broker, investment advisory or securities related activities or which enjoins, bars, suspends or otherwise limits the Employee from acting as a securities analyst, securities broker, investment adviser, an advisory affiliate or associated person of a securities broker-dealer or of an investment adviser, or from engaging in any activity in connection with the purchase or sale of securities; (vii) the reasonable determination by the Board that the Employee has committed an act which, in the Board's reasonable opinion, after investigation, is reasonably likely to lead to any such order, judgment or decree; (viii) substance abuse; or (ix) conviction of a criminal offense punishable by imprisonment (whether or not the Employee is, in fact, imprisoned) or the entry of a guilty plea in any such proceeding.

     The obligation represented by this Note is secured by a certain Pledge Agreement of even date herewith by and between the Borrower and the Company.

     The Borrower waives all exemptions to the extent permitted by law, diligence in collection, demand, presentment for payment, protest, and notice of protest and non-payment.

     This Note shall be a sealed instrument and construed under the laws of the State of Maryland, other than the conflicts of laws provisions thereof.

                                   Robert A. Frank



                                                          (SEAL)

                                                      Exhibit C

                        PLEDGE AGREEMENT

     This PLEDGE AGREEMENT dated as of August 29, 1996 (the
"Agreement"), by and between the individual signatory at the end of this Agreement (the "Pledgor") and Legg Mason, Inc. (the
"Pledgee");

                     PRELIMINARY STATEMENT:

     The Pledgor and Pledgee propose to enter into an Executive Convertible Debenture Purchase and Loan Agreement dated as of the date hereof (the "Purchase and Loan Agreement"), pursuant to which, among other things, the Pledgor will borrow the amount specified at the end of this Agreement from the Pledgee, which loan will be evidenced by a note as described in the Purchase and Loan Agreement (the "Note"). The Pledgor is contemporaneously purchasing an Executive Convertible Subordinated Debenture in the aggregate principal amount specified at the end of this Agreement (the Debenture and the Common Stock into which it is convertible are hereinafter referred to as the "Securities"). To secure the Obligations (hereinafter defined) under the Purchase and Loan Agreement and the Note, the Pledgor desires to pledge the Securities to the Pledgee.

     NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and to induce the Pledgee to execute and deliver the Purchase and Loan Agreement, it is agreed as follows:

     1. The Pledgor hereby pledges and grants to the Pledgee a security interest in the Securities and the certificates representing the Securities, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Securities (the "Pledged Collateral") to secure the payment of all obligations of the Pledgor to the Pledgee now or hereafter existing under the Purchase and Loan Agreement and the Note (such obligations being hereinafter referred to as the "Obligations").

     2. All certificates or instruments representing or evidencing the Pledged Collateral shall be delivered to and held by or on behalf of the Pledgee pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed but undated stock powers or other instruments of transfer or assignment, in blank, all in form and substance reasonably satisfactory to the Pledgee. After an Event of Default (as defined in paragraph 8 hereof) shall have occurred and be continuing, the Pledgee shall have the right, at any time in its discretion and without notice to the Pledgor, to transfer to or to register in the name of the Pledgee or any of its nominees any or all of the Pledged Collateral, subject only to the rights specified in paragraph 4(a).

     3. The Pledgor agrees that at any time and from time to time, the Pledgor will promptly execute and deliver all further instruments and documents, and take all further action (other than the payment of money), that may be reasonably necessary or desirable, or that the Pledgee may reasonably request, in order to perfect and protect any security interest granted hereby or to enable the Pledgee to exercise and enforce its rights and remedies hereunder with respect to any Pledged Collateral.

     4. (a) So long as no Event of Default shall have occurred and be continuing and except as may be otherwise provided in the Purchase and Loan Agreement:

     (i) The Pledgor shall be entitled to exercise any and all voting and other consensual rights and shall be entitled to all other incidents of ownership pertaining to the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms of this Agreement, the Purchase and Loan Agreement and the Note.

     (ii) The Pledgor shall be entitled to receive and retain any and all interest or cash dividends, as the case may be, paid in respect of the Pledged Collateral, provided, however, that any and all

          (A)  interest or dividends paid or payable
          other than in cash in respect of, and
          instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Pledged
          Collateral,

          (B)  interest or dividends and other
          distributions paid or payable in cash in respect of any Pledged Collateral, and

          (C) cash paid, payable or otherwise
          distributed in respect of the principal
          of, or in redemption of, or in exchange for, any Pledged Collateral, shall, to the extent of such cash, be paid to the Pledgee to pay interest then or thereafter payable under or pursuant to the Note, and otherwise shall be, and shall forthwith be delivered to the Pledgee to hold as Pledged Collateral and shall, if received by the Pledgor, be received in trust for the benefit of the Pledgee, be segregated from the other property or funds of the Pledgor, and be forthwith delivered to the Pledgee as Pledged
          Collateral in the same form as so received
          (with any necessary endorsement).

          (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant to Section 4(a)(i) shall cease, and all such rights shall thereupon become vested in the Pledgee who shall thereupon have the sole right to exercise such voting and other consensual rights.

     5. The Pledgor agrees not to (i) sell, transfer, or otherwise dispose of, or grant any option with respect to, any of the Pledged Collateral, or (ii) create or permit to exist any lien, security interest, or other charge or encumbrance upon or with respect to any of the Pledged Collateral, in each such case except for the security interest under this Agreement.

     6. The Pledgor hereby appoints the Pledgee, and any officer or agent of Pledgee, with full power of substitution, the Pledgor's attorney-in-fact, with full authority in the place and stead of the Pledgor and in the name of the Pledgor, upon the occurrence and during the continuance of an Event of Default to ask for, demand, collect, receive and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral, to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor representing any interest or dividend, or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same, to settle, compromise, prosecute or defend any action, claim or proceedings with respect thereto, to sell, assign, endorse, pledge, transfer and make any agreement respecting, or otherwise deal with, the same and to take any other action and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement. The appointment hereby is irrevocable and coupled with an interest.

     7. This Agreement shall create a continuing security interest in the Pledged Collateral and shall (a) remain in full force and effect until payment in full of the Obligations, and (b) be binding upon the Pledgor and his or her respective personal representatives, successors and assigns. Upon the payment in full of the Obligations, the Pledgor shall be entitled to the return of such of the Pledged Collateral as shall not have been sold or otherwise applied pursuant to the terms hereof.

     8.   In the event of a default as defined in the Note (an
"Event of Default"), the Pledgee may sell (subject to any applicable securities laws) the Pledged Collateral, or any part thereof, at public or private sale for cash, upon credit or for future delivery as the Pledgee shall deem appropriate.

     At any sale made pursuant to this Section, Pledgee may bid for or purchase, free (to the extent permitted by law) from any right of redemption, stay or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by law), the Pledged Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to Pledgee from the Pledgor as a credit against the purchase price, and Pledgee may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to the Pledgor therefor. Notwithstanding the foregoing, in the event the Pledgee is the purchaser of the Pledged Collateral, the Pledgee shall purchase the Debenture at a price equal to the outstanding aggregate principal amount of the Debenture, plus any accrued but unpaid interest thereon.

     9. No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Pledgee, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

     10. All notices and other communications provided for hereunder shall be in writing (including telegraphic communication) and, if to the Pledgor, mailed or telegraphed or delivered to him or her, at the address last given, to Pledgee by Pledgor in writing, and if to the Pledgee, mailed or delivered to it, addressed Legg Mason, Inc., Attn: General Counsel, 111 South Calvert Street, Baltimore, Maryland 21202; or as to each party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section. All such notices and other communications shall, when mailed or telegraphed, respectively, be effective when received.

     11. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Maryland, other than the conflicts of laws provisions thereof. Unless otherwise defined herein or in the Note, terms defined in Article 9 of the Uniform Commercial Code in the State of Maryland, other than the conflicts of laws provisions thereof are used herein as therein defined.

     12. If any provision hereof is or shall at any time be invalid and unenforceable in any jurisdiction then, to the fullest extent permitted by law, (i) the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible; and (ii) the invalidity or unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

     IN WITNESS WHEREOF, the Pledgor and Pledgee have caused this Agreement to be duly executed, under seal, and delivered as of the date first above written.

WITNESS:                           Robert A. Frank, Pledgor






ATTEST:                            Legg Mason, Inc., Pledgee



                                   By:




     Aggregate Principal Amount of Note: $535,000
     Aggregate Principal Amount of Debenture: $535,000